Exhibit 99.1

press release
Core Scientific Files Registration Statement for
Shares Held by Existing Shareholders
•The 10.8 million shares associated with registration statement are included in Core Scientific's 177.6 million total current share count as of April 11, 2024

AUSTIN, Texas, Apr. 15, 2024 – Core Scientific, Inc. (Nasdaq: CORZ) ("Core Scientific" or “the Company”), a leader in bitcoin mining and application-specific digital infrastructure for emerging high-value compute, today announced the filing of a registration statement for 10.8 million shares held by existing shareholders.
The Company is not selling any shares of common stock being offered by the registration statement and will not receive any of the proceeds from any sale of such shares by any selling shareholders. The registration statement has been filed with the SEC but is not yet effective. The securities registered under the registration statement may not be sold, nor may offers to buy be accepted prior to the time the registration statement is declared effective.
This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A copy of the prospectus relating to the offering, when available, may be obtained from the Company at ir.corescientific.com.
ABOUT CORE SCIENTIFIC
Core Scientific is one of the largest bitcoin miners and hosting solutions providers for bitcoin mining in North America. Transforming energy into high value compute with superior efficiency at scale, we employ our own large fleet of computers (“miners”) to earn bitcoin for our own account and provide hosting services for large bitcoin mining customers at our seven operational data centers in Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1) and Texas (2). We derive the majority of our revenue from earning bitcoin for our own account (“self-mining”). To learn more, visit www.corescientific.com

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Exhibit 99.1
FORWARD LOOKING STATEMENTS AND EXPLANATORY NOTES
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include, but are not limited to, the following: risks and uncertainties relating to the Company’s ability to achieve significant cash flows from operations; the effects of the emergence from the Company’s chapter 11 cases on the Company’s liquidity, results of operations and business; the trading price and volatility of the Company’s common stock; the comparability of the Company’s post-emergence financial results to its historical results and the projections filed with the bankruptcy court in the Company’s chapter 11 cases; changes in the Company’s business strategy and performance, including as a result of changes to the Company’s board of directors or management; the possibility that the Company may be unable to achieve its business and strategic goals; the Company’s post-bankruptcy capital structure; attraction and retention of key personnel; the Company’s ability to achieve expected benefits from restructuring activities; restrictions on the Company’s operations contained in the agreements governing the Company’s indebtedness; the Company’s ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; the impact of the halving event; actions taken by third parties, including the Company’s creditors and other stakeholders, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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CONTACTS

Investors:
ir@corescientific.com
Media:
press@corescientific.com